Filed pursuant to Rule 497(e)
File Nos. 811-22310; 333-182274

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (SILJ)

September 1, 2016

Supplement to the Summary Prospectus
dated January 31, 2016,
 as supplemented May 27, 2016

Effective immediately, Timothy J. Collins, Senior Portfolio Manager of ETF Managers Group, LLC, investment adviser to the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), serves as the Fund’s portfolio manager. Also effective immediately, the Adviser is responsible for the day-to-day management of the Fund, and the Fund no longer employs the services of a sub-adviser. Consequently, all references in the Summary Prospectus to a sub-adviser for the Fund or any portfolio managers affiliated with a sub-adviser for the Fund should be disregarded in their entirety.

Please retain this Supplement with your Summary Prospectus Information for future reference.

PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (SILJ)
a series of ETF Managers Trust

September 1, 2016

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2016, as previously supplemented

Effective immediately, Timothy J. Collins, Senior Portfolio Manager of ETF Managers Group, LLC (the “Adviser”), investment adviser to the PureFunds™ ISE Junior Silver (Small Cap Miners/Explorers) ETF (the “Fund”), serves as the Fund’s portfolio manager. Also effective immediately, the Adviser is responsible for the day-to-day management of the Fund, and the Fund no longer employs the services of a sub-adviser. Consequently, all references in the Prospectus and SAI to a sub-adviser for the Fund or any portfolio managers affiliated with a sub-adviser for the Fund should be disregarded in their entirety.

References to the Fund’s sub-adviser in the “Additional Investment Objectives and Strategies” and “Additional Risk Information” sections on pages 19–23 of the Prospectus are revised to refer to the Adviser.

The “Fund Management—Sub-Advisers” section on page 24 of the Prospectus is revised to delete the second paragraph and the last sentence of the third paragraph, which pertain to a previous sub-adviser for the Fund.

The “Portfolio Managers” section on page 25 of the Prospectus is revised to replace the sixth and seventh paragraphs with the following:

The Junior Silver ETF is managed by the following portfolio manager:

Mr. Timothy Collins has over 25 years of experience in financial services, having spent more than 15 years establishing trading operations and investment firms in both the United States and Europe. Prior to joining the Adviser in 2016, he spent 11 years as a founding partner and Managing Director of Fairfield Advisors, LLC, an investment management firm, where he developed sophisticated trading strategies with an emphasis on ETFs and commodities. Mr. Collins has established market making operations for European based ETF products for both Goldman Sachs & Spear Leeds Kellogg in London, and he was responsible for primary market making activity in a large number of indexed products, including ETFs, equity baskets, futures contracts, swap agreements and other derivative instruments. Prior to founding Fairfield Advisors, Mr. Collins was head trader for Intermarket Management, Inc., where he was responsible for index arbitrage in the Commodity Research Bureau (CRB) Commodity Index and the U.S. Dollar Index. In this role, he worked on behalf of several U.S. pension funds and corporations. Mr. Collins received a Masters of Business Administration from the Stern School of Business at New York University with a dual major in Finance and International Business. He also has a Bachelor of Science degree in Finance from Fairfield University.

The “Investment Advisory and Other Services” section on pages 22–24 of the SAI is revised to replace the last three paragraphs with the following:

Prior to April 20, 2016, Esposito Partners, LLC (“Esposito”), a Delaware limited liability company, located at 300 Crescent Court, Suite 650, Dallas, Texas 75201, served as the investment sub-adviser to the Junior Silver ETF. For the fiscal periods indicated below, the Adviser paid the following management fees to Esposito:

Fund and Period	Sub-Advisory Fees Paid to Esposito
Junior Silver ETF
Fiscal period November 28, 2012 through September 30, 2013	$15,000
Fiscal year ended September 30, 2014	$15,000
Fiscal year ended September 30, 2015	$15,000

For the period April 20, 2016 through August 31, 2016, Penserra Capital Management, LLC, a New York limited liability company, located at 140 Broadway, 26th Floor, New York, New York 10005, served as the investment sub-adviser to the Junior Silver ETF.

The section entitled “The Portfolio Managers” on pages 24–25 of the SAI is revised to replace the section pertaining to the Fund with the following:

Portfolio Manager Compensation. Mr. Collins is the portfolio manager of the Junior Silver ETF.  Mr. Collins’ portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

Portfolio Manager Fund Ownership. As of August 31, 2016, Mr. Collins did not own Shares of the Junior Silver ETF.

Other Accounts
Mr. Collins managed the following other accounts for the Adviser as of August 29, 2016.

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Description of Material Conflicts of Interest. The portfolio manager’s management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with his management of the Junior Silver ETF’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Junior Silver ETF. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

References to the Fund’s sub-adviser in the “Brokerage Transactions”, “Portfolio Turnover Rates”, and “Determination of Net Asset Value” sections, which begin on pages 28, 30, and 39 of the SAI, respectively, are revised to refer to the Adviser.

Please retain this Supplement with your Prospectus and SAI for future reference.